Exhibit 32.2
WABCO HOLDINGS INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of WABCO Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roberto Fioroni, the Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Roberto Fioroni
Roberto Fioroni
Chief Financial Officer
Dated: October 18, 2018